Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Carlos Jose Gil, Chief Executive Officer and Principal Financial Officer of Zenosense, Inc.  (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report on Form 10-Q of the Company for the quarter ended June 30, 2014, which this certification accompanies (the "Periodic Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 19, 2014	By:	/s/ Carlos Jose Gil,
	Name:	Carlos Jose Gil,
	Title:	Chief Executive Officer and Principal Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Zenosense, Inc. and will be retained by Zenosense, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.  This written statement accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission, and will not be incorporated by reference into any filing of Zenosense, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, irrespective of any general incorporation language contained in such filing.